UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 30, 2022

Date of Report (Date of earliest event reported)

Bannix Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-40790	86-1626016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tice Boulevard; Suite 315 Woodcliff Lake, NJ	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 712-9800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BNIX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BNIXW	The Nasdaq Stock Market LLC
One Right to receive 1/10th of one share of Common Stock	BNIXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of Bannix Acquisition Corp.’s financial statements for the quarterly period ended June 30, 2022, the Company’s management re-evaluated the Company’s accounting for the warrants it issued as part of the public units sold in its initial public offering (“IPO”) that was consummated as of September 14, 2021. The Company determined that they had been inappropriately accounted for as liabilities rather than equity. This change also affected the Company’s calculation of the temporary redeemable shares and the amount of offering costs charged to equity. On August 30, 2022, the Audit Committee concluded, after discussion with Company’s management, that the following financial statements can no longer be relied upon and should be restated:

(i) the audited balance sheet as of September 14, 2021 included in the Company’s Form 8-K filed on September 20, 2021;

(ii) Audited financial statements for the period from January 21, 2021 (inception) through December 31, 2021 and as of December 31, 2021 filed on Form 10-K on March 18, 2022;

(iii) Unaudited condensed financial statements as of September 30, 2021 and for the three months then ended and for the period from January 21, 2021 (inception) to September 30, filed on Form 10-Q on November 15, 2021; and

(iv) Unaudited condensed financial statements as of March 31, 2022 and for the three months then ended filed on Form 10-Q on May 13, 2022

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account established in connection with its IPO.

The Company has concluded that in light of the restatements described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to the material weakness will be described in more detail in the Form 10-Q for the quarter ended June 30, 2022 when filed.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2022

BANNIX ACQUISITION CORP.

By:	/s/ Subash Menon
Name:	Subash Menon
Title:	Chief Executive Officer